The Glenmede Fund, Inc.

(the “Fund”)

Supplement dated June 30, 2025 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2025, as supplemented

The purpose of this supplement is to update certain information relating to the Women in Leadership U.S. Equity Portfolio (the “Portfolio”) of the Fund as follows:

On June 3, 2025, the Fund’s Board of Directors (the “Board”) approved changes to the investment objective and principal investment strategies of the Portfolio (the “Repositioning”). The Board anticipates that the Repositioning will be effective on September 2, 2025 (the “Effective Date”). The Portfolio will be repositioned to invest in undervalued equity securities, such as common stocks and preferred stocks, of U.S. SMID cap companies, and the Portfolio’s principal investment strategies will change accordingly. As a result, the Portfolio’s primary and performance benchmarks will also change.

On the Effective Date, the Portfolio will be renamed, and the corresponding Summary Prospectus, Statutory Prospectus and SAI are revised as follows:

Current Portfolio Name	New Portfolio Name
Women in Leadership U.S. Equity Portfolio	SMID Core Equity Portfolio

As of the Effective Date, the sections titled “Investment Objective,” “Principal Investment Strategy” and “Principal Investment Risks” in the Summary Prospectus and Statutory Prospectus will be revised as follows:

SMID Core Equity Portfolio (formerly, Women in Leadership U.S. Equity Portfolio)

Investment Objective

Long-term capital appreciation consistent with reasonable risk to principal.

Principal Investment Strategy

Under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stocks and preferred stocks, of U.S. small and medium (“SMID”) cap companies that Glenmede Investment Management LP (the “Advisor”) believes are undervalued. SMID cap companies include companies with the market capitalizations, at the time of purchase, that are within the market capitalization range of the smallest stock in the Russell 2500 Index to the largest stock in the Russell Midcap Index. That capitalization range was $7.8 million to $279.5 billion as of April 30, 2025.

The Advisor uses a combination of quantitative and fundamental research to select securities. The Advisor uses a quantitative proprietary multi-factor computer model which identifies a list of attractive securities having revenue and earnings growth potential with reasonable valuations, then applies fundamental research to select which securities to buy and sell for this Portfolio. The Advisor considers material environmental, social, and governance (ESG) criteria in the context of long-term investor decision making.

Principal Investment Risks

All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. Each risk summarized below is considered a “principal risk” of investing in the Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions and other factors. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.

The Portfolio may be appropriate for you if you are investing for goals several years away and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.

Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. Natural disasters, public health emergencies (including pandemics and epidemics such as COVID-19), war, military conflict, terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. The Portfolio cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Portfolio’s investments.

Value Style Risk: Although the Portfolio invests in stocks the Advisor believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower. In addition, the value investment style can shift into and out of favor with investors, depending on market and economic conditions. As a result, the Portfolio may at times outperform or underperform other funds that invest more broadly or employ a different investment style.

Small Cap Risk: The Portfolio is subject to the risk that the stocks of smaller and newer issuers can be more volatile and more speculative than the stocks of larger issuers. Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

Mid Cap Risk: The Portfolio is subject to the risk that the stocks of mid cap companies can be more volatile and riskier than the stocks of larger issuers. Mid cap companies tend to have more limited resources, product lines and market share than larger, more established businesses. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of mid cap company stocks might fall regardless of trends in the broader market.

Frequent Trading Risk: A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. In addition, in connection with the Repositioning, shareholder should be aware that the Portfolio will experience a higher-than-normal portfolio turnover rate. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.

As a result, the average annual total returns chart in the “Performance Information” section of the Summary Prospectus and Statutory Prospectus is hereby deleted and replaced in its entirety with the following:

Average Annual Total Returns (for the periods ended December 31, 2024)

	Past 1 Year	Past 5 Years	Since Inception (December 22, 2015)
Return Before Taxes	15.78%	9.52%	10.98%
Return After Taxes on Distributions	12.47%	7.43%	9.56%
Return After Taxes on Distributions and Sale of Fund Shares	11.82%	7.33%	8.84%
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	13.97%
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	Past 1 Year	Past 5 Years	Since Inception (December 22, 2015)
Russell 1000® Index[1] (reflects no deduction for fees, expenses or taxes)	24.51%	14.28%	14.28%
Russell 2500® Index[2] (reflects no deduction for fees, expenses or taxes)	11.99%	8.77%	10.25%
Morningstar Large Value Average[2]	14.28%	9.20%	10.01%

[1]	Effective September 2, 2025, due to the Repositioning, the Portfolio’s primary broad-based index changed from the Russell 1000 Index to the Russell 3000 Index.
[2]	Effective September 2, 2025, due to the Repositioning, the Portfolio’s performance measurement index changed from the Morningstar Large Cap Value Average to the Russell 2500 Index. The Russell 2500 Index is provided so that investors may compare the performance of the Portfolio with an index composed of securities similar to those held by the Portfolio.

As a result, the paragraphs in the section “Objective, Principal Strategies and Risks-Women in Leadership U.S. Equity Portfolio” in the “Additional Information About Investments” section in the Statutory Prospectus are hereby deleted and replaced in its entirety with the following:

SMID Core Equity Portfolio

The Advisor attempts to achieve the Portfolio’s objective to provide long-term capital appreciation consistent with reasonable risk to principal by investing, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, including common stocks and preferred stocks, of U.S. SMID cap companies that Glenmede Investment Management LP (the “Advisor”) believes are undervalued. SMID cap companies include companies with the market capitalizations, at the time of purchase, that are within the market capitalization range of the smallest stock in the Russell 2500 Index to the largest stock in the Russell Midcap Index. That capitalization range was $7.8 million to $279.5 billion as of April 30, 2025. This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders.

As a result, the section titled “Principal Investment Risks” in the “Additional Information About Investments” section in the Statutory Prospectus is hereby supplemented with the following:

Mid Cap Risk

The Portfolio is subject to the risk that the stocks of mid cap companies can be more volatile and riskier than the stocks of larger issuers. The Portfolio’s investments in midsize companies may entail greater risks than investments in larger, more established companies. Mid cap companies tend to have narrower product lines, fewer financial resources, and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some mid cap companies may not have established financial histories; may have limited product lines, markets, or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

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Small Cap Risk

The Portfolio is subject to the risk that the stocks of smaller and newer issuers can be more volatile and more speculative than the stocks of larger issuers. Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market. Furthermore, while securities of small capitalization companies may offer greater opportunity for capital appreciation than larger companies, investment in such companies presents greater risks than investment in larger, more established companies. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and to many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the price of the Portfolio’s shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

This supplement should be retained for future reference.

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